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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Kevin S. Thompson
Madison Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1. Certified Financial Statement

Annual Report
December 31, 2018

Madison Funds®

MADISON COVERED CALL &
EQUITY STRATEGY FUND (MCN)
Active Equity Management combined with a Covered Call Option Strategy

Beginning March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies from the Fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website and we will notify you by mail each time a report is posted and provide you with a website link to access the report. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at www.computershare.com/investor (for shares held directly with our transfer agent, Computershare).

You may elect to receive all future reports in paper free of charge by calling Computershare at (877) 373-6374 if you hold shares direct. If your fund shares are held through a financial intermediary, please contact them directly to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2018
Table of Contents

Management‘s Discussion of Fund Performance	2
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights for a Share of Beneficial Interest Outstanding	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Other Information	24
Trustees and Officers	30
Dividend Reinvestment Plan	33

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2018
Management‘s Discussion of Fund Performance (unaudited)
Covered Call strategies, by their nature, are defensive. They are structured to knowingly sacrifice a portion of upside growth potential in order to provide additional downside protection. The Madison Covered Call & Equity Strategy Fund (the “Fund” or “MCN”) pursues these strategies by owning a very high quality portfolio of individual equities and selling equity call options on the portfolio holdings. The Fund provides a total return platform which seeks capital appreciation and a high distribution rate which is primarily sourced from selling call options and realizing capital gains on the underlying portfolio. It is a relatively concentrated, actively managed portfolio providing a defensive way to participate in U.S. equity markets.
What happened in the market during 2018?
The stock market teetered in the fourth quarter as sentiment overshadowed economic fundamentals and drove market indices sharply lower. During the fourth-quarter, the S&P 500® declined (13.52)% and also declined (4.38)% for the year ended. Bond returns were generally positive during the quarter as longer-dated interest rates actually declined, despite short-term rates continuing to rise. The Bloomberg Barclays U.S. Aggregate Bond Index advanced 1.64% during the quarter resulting in full year result of 0.01%.
The U.S. economy has been strong for quite a long time now. We are entering the 10th consecutive year of positive economic growth with 2018 likely coming in at around 3% GDP growth. Although many are expecting slowing growth in 2019, economic data is not foretelling a recession, at least not in the immediate future. Interest rates have also finally been on the upswing with the Federal Reserve (Fed) moving to “normalize” its balance sheet. This is all typical of a late cycle economic environment whereby growth is likely to slow and interest rates, which have risen on inflationary fears, slow their ascent and potentially roll over as recession fears inch closer. Also, typically, equity markets become increasingly volatile and leadership moves to the commodity sectors of the market. All of that seems to be playing out except for the last bit. While equity market volatility certainly increased during the 4th quarter, equities in general and commodities specifically acted as if a recession is staring us dead in the face.
While it’s not at all surprising that equity markets have become bumpier, the (13.52)% decline in the S&P 500 during the fourth quarter was rather extreme. Other than the 4th quarter of 2008, this was the worst performance for the index during a fourth quarter in decades. In 2008, we all remember that there was a severe risk to our financial system. Our expectations were more focused on volatility increasing in early 2019, but that has clearly been brought forward by at least one quarter. November and December have seasonally been among the stronger months for S&P 500 returns. In fact, the index in the month of December has declined in only 6 of the past 30 years. December 2018’s performance was the worst since depression era 1931. Also, corporate earnings are expected to be strong in 2018 but investors are worried about slowing earnings growth next year. Typically, following the full year 2018 earnings reports which occur in early 2019, management teams give their expectations for the coming year. Although some have already pre-warned of a slowdown in 2019, the bulk of the news is yet to come. It appears that, fearing the worst, investors decided to jump ship early.
On the commodities front, crude oil absolutely collapsed from its September highs despite OPEC managing supply conditions and only a slight reduction in global demand expectations. West Texas Intermediate (WTI) which is a benchmark for U.S. crude, fell 38% during the 4th quarter. Other industrial commodities such as aluminum, copper and zinc also fell sharply but to a lesser extent. This group was clearly not acting as it normally would during a late cycle stage of the economy. In fact, they were acting as if we were in the midst of a severe global recession. The main culprit for such unexpected activity was perceived impact on the global economy from the ongoing trade tensions and specifically the impact on the Chinese economy. This also had the effect of supporting the U.S. dollar which is negatively correlated to commodity prices. The dollar also had support from the Fed raising rates. It all added up to a very difficult time for commodities without a significant change in underlying fundamentals.
In our view, the late cycle hasn’t been skipped or diminished although its timing has certainly been

MCN | Madison Covered Call & Equity Strategy Fund | Management‘s Discussion of Fund Performance (unaudited) - continued | December 31, 2018
adjusted. We do not believe that we will see a global recession in 2019. However, growth will slow and a recession will occur at some point. China is also aggressively stimulating its economy utilizing both fiscal and monetary policy. Such behavior has significantly less lag effect than in other developed markets meaning the impacts will be felt sooner. The Fed has also recently become somewhat more dovish, meaning further rate hikes are less likely given the growth concerns. Since moving the Fed Funds rate up from 0.25% in late 2015 to the current 2.5% level, the Fed can pause or even ease if a slowdown becomes overly concerning. The late cycle still has a chance.
Every correction has its own footprint. This one, so far, has been relatively sharp and indiscriminating. While energy stocks took the brunt of the decline, technology, industrial and consumer discretionary stocks were hit very hard as well. An equally weighted basket of “FAANG” stocks (Facebook, Apple, Amazon, Netflix, Google) declined by more than 23% during the quarter. In the absence of a global recession, we do not expect a continued elongated bear market but for stocks to remain volatile with quality companies which are improving their balance sheets and increasing their returns on invested capital to weather the storm well. If this market has caught the flu, then it’s likely to be one of those that just hangs on and keeps coming back just when you think you have it licked.
How did the Fund perform given the marketplace conditions during 2018?
For the year ended December 31, 2018, on a Net Asset Value (NAV) basis, MCN declined (8.37)%, compared to the (4.77)% decline of the CBOE S&P BuyWrite Index (BXM). The BXM represents the passive version of a covered call equity strategy. The S&P 500 declined (4.38)% during the full year. On a share price basis, MCN fell (11.79)%. The Fund’s share price discount to the NAV widened to 10.9% at year end from a year ago level of 6.7%. Over the course of the full year, the discount to NAV averaged 7.4%. The discount widened mainly in the late 4th quarter following the Fund’s tender offer and the significant market decline. MCN distributed $0.72 per share for the full year, on par with the 2017 distribution level. Using year-end values, the Fund’s yield was 10.4% on NAV or 11.7% on market price.
Relative to the BXM, the Fund’s underperformance was predominantly in the 4th quarter. Through mid-October, the Fund was ahead of the BXM and performed very well in the initial stages of the market decline. During that time, the Fund was positioned very defensively. As a result of the Fund’s merger with the Madison Strategic Sector Premium Fund completed in early October and the subsequent tender offer in early November, the Fund’s cash levels were drawn down below pre-tender levels and the Fund became somewhat more exposed to the market. The large December market decline resulted in underperformance relative to the BXM as a result. As of late January 2019, the full extent of this late 2018 shortfall has already been recouped.
SHARE PRICE AND NAV PERFORMANCE FOR
MADISON COVERED CALL & EQUITY STRATEGY FUND
The market’s fourth quarter decline coincided with a significant increase in volatility. Over the 63 trading days in the quarter, 28 days registered a market move greater than +/- 1%. That’s 44% of trading days with significant market swings in both directions. It may be surprising to note that even with the sizeable overall market decline, almost half of the 1% daily moves were to the upside, including a 5% increase on December 26. The Fund outperformed the S&P 500 in all but one of the 1% down moves during the quarter and, as would be expected, underperformed in each daily 1% upswing. The CBOE Market Volatility Index (VIX) more than doubled in the quarter and closed above 25, which is elevated from prior quarters. The surge in volatility has improved the pricing of call options and if the market remains in a higher state of volatility, option writing may be significantly more

MCN | Madison Covered Call & Equity Strategy Fund | Management‘s Discussion of Fund Performance (unaudited) - continued | December 31, 2018
attractive than in recent years. Also, in prior periods of sustained higher volatility, forward equity returns have been meaningfully below recent experiences suggesting a hedged approach to investing could become more advantageous.
As mentioned above, cash levels fluctuated during the latter part of the year due to the non-recurring nature of the merger/tender offer. Accordingly, higher cash levels helped during the October downturn but lower cash levels provided less of a buffer in December. Call option coverage was down slightly compared to prior quarters, ending the quarter at 79.7%. This remains a relatively defensive approach that helped limit the downside versus the broad market. However, given the sharp market movements, the hedging characteristics of call options shifted significantly and resulted in an inconsistent hedge profile and higher option trading activity.
On a net basis, sector allocation was slightly additive to relative performance in the quarter. The portfolio benefitted from an underweight position in the hard hit Technology and Consumer Discretionary sectors. This was offset by the Fund’s overweighted positioning in the Energy sector. As mentioned above, oil prices fell significantly which negatively impacted many Energy stocks. During the quarter, Utilities was the best performing sector and the only sector with a positive return. Other traditionally defensive sectors such as Consumer Staples and Health Care also declined less than the overall market. Over the full year, sector allocation detracted from relative returns primarily due to the overweighted positioning in the Energy sector and lower relative exposure to the Health Care sector.
Individual stock performance which was very strong and additive to relative performance over the first 3 quarters, turned negative during the 4th quarter as many of the Fund’s late cyclical holdings underperformed during the market decline. The negative contribution during the quarter was led by underperformance in Energy names such as Transocean, Apache, Range Resources, and Baker Hughes, along with Material names Alcoa (aluminum) and Steel Dynamics (steel). Despite their recent poor performance, these holdings will be beneficiaries if we see a more traditional late cycle environment emerge in 2019. Partially offsetting these weaker holdings were strong performance from gold investments including Newmont Mining, VanEck Vectors Gold ETF and Invesco DB Gold Fund. Other notable outperforming names include Xilinx within Technology and General Motors in Consumer Discretionary.
Describe the Fund’s portfolio equity and option structure.
As of December 31, 2018, the Fund held 40 equity securities and unexpired covered call options had been written against 79.7% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, and, as of December 31, 90% of the Fund’s call options (52 of 58 different options) remained “out-of-the-money.” Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder. The late year market decline resulted in stock prices moving below or remaining below option strike prices. On average, the call options in the Fund were 15.8% out-the-money at year end. This is significantly above normal levels and was due primarily by the sharp market decline which occurred in mid-to-late December.
Which sectors are prevalent in the Fund?

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/18
Communication Services	11.6%
Consumer Discretionary	2.9%
Consumer Staples	6.4%
Energy	10.8%
Exchange Traded Funds	4.1%
Financials	12.7%
Health Care	9.1%
Industrials	4.1%
Information Technology	14.1%
Materials	13.0%
Short-Term Investments	4.8%
Utilities	6.4%
From a sector perspective, MCN’s largest exposure as of year-end was to the Technology (and technology related) sector, followed by Materials, Financials, Communication Services, Energy and Health Care. The most significant divergences from the sector weightings of the S&P 500 were over-weightings in the Materials, Energy, and Utilities sectors and under-weightings in the Technology, Industrial and Consumer Discretionary sectors.

MCN | Madison Covered Call & Equity Strategy Fund | Management‘s Discussion of Fund Performance (unaudited) - continued | December 31, 2018
Discuss the Fund’s security and option selection process.
The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.
Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.
Discuss how risk is managed through the Fund’s investment process.
Risk management is a critical component of the investment managers’ overall philosophy and investment process. The primary means for managing risk are as follows:
1. Focus on the underlying security. The managers’ bottom-up stock selection process is geared toward investing in companies with very strong fundamentals including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the managers’  “growth-at-a-reasonable-price” (GARP) philosophy is specifically tuned to such valuation discipline.
2. Active covered call writing. The managers actively sell (write) individual equity call options on equities that are owned by the Fund. The specific characteristics of the call options (strike price, expiration, degree of coverage) are dependent on the managers’ outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength or surging markets, the managers may choose to become more defensive with the Fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The managers may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, the managers may sell options further out of the money in order to allow the Fund to benefit from a market recovery. In such an environment, the managers may also determine that a lesser percentage of the portfolio be covered by call options in order to more fully participate in market upside.
3. Cash management and timing. Generally, the managers believe that the Fund should be fully invested under normal market conditions. A covered call strategy is rather unique relative to most equity portfolios as the short term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the Fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash levels adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the Fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment which would increase the Fund’s cash position.

MCN | Madison Covered Call & Equity Strategy Fund | Management‘s Discussion of Fund Performance (unaudited) - concluded | December 31, 2018
Given the managers’ disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the Fund may underperform due to higher than normal cash levels; however, it is the managers’ belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.
What is management’s outlook for the market and Fund in 2019?
Now that we finally have the answer to the question: “Will the market ever go down?” the new question on investor’s minds is: “Will the market continue to fall?”. With daily volatility still very high as we enter the new year, the near term market direction is tough to call. Our best estimate is that we will continue to experience wild market swings as economic data and news/tweets on other market influencing events elicit an alternating current of fear and greed. Generally, as mentioned above, the U.S economy is still expected to grow in 2019 but at a slower pace than recent years. The benefits of tax cuts and reduced regulatory pressures will be less of a tailwind for corporations going forward and earnings growth should also slow as margins stabilize and possibly tighten. A resolution or at least an easing of trade tensions should provide a boost to the markets and in particular to China and, in turn, to commodity markets. The Fed, which has been steadfast in its desire to raise short term interest rates to a normalized level, has recently signaled that they may back off that stance given the recent market decline. While it’s true that the Fed does not react to the market per say, a sharp market decline impacts investor confidence which, in turn, impacts consumer confidence and potentially, economic activity. Any loosening of monetary policy will play into the late cycle leadership scenario which we still believe is a reasonable possibility.
Given the current volatile market environment, we will continue to steer the Fund on a relatively conservative path. The Fund remains well diversified across industry sectors and focused on individual companies with attractive long term return characteristics. Despite the periodic bumps in the road, we continue to be confident in the Fund’s structure and, in particular, in its income generation capabilities.

TOP TEN EQUITY HOLDINGS AS OF 12/31/18
% of Total Investments
Newmont Mining Corp.	3.9%
Alphabet Inc., Class C	3.8%
Microsoft Corp.	3.6%
AES Corp.	3.5%
Xilinx Inc.	3.5%
General Motors Co.	3.0%
JPMorgan Chase & Co.	2.9%
Medtronic PLC	2.9%
Sempra Energy	2.9%
QUALCOMM Inc.	2.7%
INDEX DEFINITIONS
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities, asset backed securities and commercial mortgage-backed securities.
The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500® Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500® Index over the next 30-day period, which is then annualized.
The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500® Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.
Past performance is no guarantee of future results.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2018
Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 92.1%
Communication Services - 11.7%
Alphabet Inc., Class C * (A)	5,400	$ 5,592,294
CenturyLink Inc. (A)	256,000	3,878,400
Discovery Inc., Class C * (A)	169,000	3,900,520
T-Mobile U.S. Inc. * (A)	55,900	3,555,799
		16,927,013
Consumer Discretionary - 3.0%
General Motors Co. (A)	129,200	4,321,740
Consumer Staples - 6.5%
Archer-Daniels-Midland Co. (A)	94,000	3,851,180
JM Smucker Co./The (A)	35,400	3,309,546
PepsiCo Inc. (A)	20,000	2,209,600
		9,370,326
Energy - 10.9%
Apache Corp. (A)	111,200	2,919,000
Baker Hughes, a GE Co. (A)	141,100	3,033,650
Canadian Natural Resources Ltd. (A)	131,800	3,180,334
EOG Resources Inc. (A)	35,000	3,052,350
Range Resources Corp. (A)	242,000	2,315,940
Transocean Ltd. * (A)	185,000	1,283,900
		15,785,174
Financials - 12.8%
Bank of America Corp. (A)	161,500	3,979,360
Citigroup Inc. (A)	64,100	3,337,046
JPMorgan Chase & Co. (A)	43,000	4,197,660
Northern Trust Corp. (A)	45,000	3,761,550
Regions Financial Corp. (A)	246,200	3,294,156
		18,569,772
Health Care - 9.2%
Baxter International Inc. (A)	34,800	2,290,536
Cerner Corp. * (A)	38,200	2,003,208
CVS Health Corp. (A)	44,800	2,935,296
Gilead Sciences Inc. (A)	30,100	1,882,755
Medtronic PLC (A)	46,500	4,229,640
		13,341,435
Industrials - 4.2%
Delta Air Lines Inc. (A)	58,900	2,939,110
FedEx Corp. (A)	18,900	3,049,137
		5,988,247
Information Technology - 14.2%
Broadcom Inc. (A)	12,000	3,051,360
First Data Corp., Class A * (A)	187,000	3,162,170
Microsoft Corp. (A)	52,000	5,281,640
QUALCOMM Inc. (A)	70,600	4,017,846
Xilinx Inc. (A)	59,700	5,084,649
		20,597,665
Materials - 13.1%
Alcoa Corp. * (A)	107,500	2,857,350
DowDuPont Inc. (A)	74,000	3,957,520

Freeport-McMoRan Inc. (A)	327,900	3,380,649
Newmont Mining Corp. (A)	166,200	5,758,830
Steel Dynamics Inc. (A)	101,000	3,034,040
		18,988,389
Utilities - 6.5%
AES Corp. (A)	351,300	5,079,798
Sempra Energy (A)	39,800	4,305,962
		9,385,760
Total Common Stocks (Cost $174,890,993)		133,275,521
EXCHANGE TRADED FUNDS - 4.2%
Invesco DB Gold Fund	78,000	3,084,120
VanEck Vectors Gold Miners ETF (A)	140,600	2,965,254
Total Exchange Traded Funds (Cost $6,490,714)		6,049,374
SHORT-TERM INVESTMENTS - 4.9%
State Street Institutional U.S. Government Money Market Fund, 2.27%, Premier Class (B)	7,054,938	7,054,938
Total Short-Term Investments ( Cost $7,054,938 )		7,054,938
TOTAL INVESTMENTS - 101.2% (Cost $188,436,645**)		146,379,833
TOTAL CALL OPTIONS WRITTEN - (1.1%)		(1,582,279)
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(111,229)
TOTAL NET ASSETS - 100.0%		$144,686,325

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $189,401,756.
(A)	All or a portion of these securities’ positions, with a value of $111,184,431, represent covers (directly or through conversion rights) for outstanding options written.
(B)	7-day yield.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - continued | December 31, 2018

Written Option Contracts Outstanding at December 31, 2018
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
AES Corp.	$ 15.00	01/18/2019	(477)	$ (715,500)	$ (7,154)	$ (28,126)	$ 20,972
AES Corp.	15.00	02/15/2019	(2,000)	(3,000,000)	(60,000)	(124,130)	64,130
Alcoa Corp.	31.00	01/18/2019	(350)	(1,085,000)	(8,750)	(36,632)	27,882
Alcoa Corp.	30.00	02/15/2019	(725)	(2,175,000)	(58,000)	(86,532)	28,532
Alphabet Inc., Class C	1,180.00	01/18/2019	(54)	(6,372,000)	(3,645)	(150,329)	146,684
Apache Corp.	32.50	01/18/2019	(440)	(1,430,000)	(4,180)	(43,808)	39,628
Archer-Daniels-Midland Co.	43.00	01/18/2019	(470)	(2,021,000)	(14,570)	(32,634)	18,064
Archer-Daniels-Midland Co.	44.00	03/15/2019	(470)	(2,068,000)	(32,195)	(49,418)	17,223
Baker Hughes, a GE Co.	23.00	01/18/2019	(313)	(719,900)	(10,955)	(21,586)	10,631
Bank of America Corp.	26.00	02/15/2019	(810)	(2,106,000)	(46,575)	(58,470)	11,895
Baxter International Inc.	65.00	01/18/2019	(175)	(1,137,500)	(34,300)	(18,535)	(15,765)
Broadcom Inc.	260.00	02/15/2019	(120)	(3,120,000)	(131,400)	(95,929)	(35,471)
Canadian Natural Resources Ltd.	25.00	01/18/2019	(660)	(1,650,000)	(33,000)	(40,224)	7,224
CenturyLink Inc.	17.00	02/15/2019	(650)	(1,105,000)	(23,725)	(38,347)	14,622
Cerner Corp.	55.00	03/15/2019	(24)	(132,000)	(4,380)	(3,095)	(1,285)
Citigroup Inc.	75.00	01/18/2019	(641)	(4,807,500)	(320)	(201,249)	200,929
CVS Health Corp.	77.50	01/18/2019	(448)	(3,472,000)	(896)	(110,133)	109,237
Delta Air Lines Inc.	55.00	01/18/2019	(289)	(1,589,500)	(8,670)	(60,367)	51,697
Delta Air Lines Inc.	55.00	03/15/2019	(70)	(385,000)	(7,910)	(10,777)	2,867
Discovery Inc., Class C	27.50	01/18/2019	(98)	(269,500)	(490)	(6,269)	5,779
DowDuPont Inc.	57.50	01/18/2019	(520)	(2,990,000)	(17,160)	(80,826)	63,666
DowDuPont Inc.	55.00	02/15/2019	(220)	(1,210,000)	(43,340)	(35,412)	(7,928)
EOG Resources Inc.	92.50	02/15/2019	(350)	(3,237,500)	(103,425)	(138,600)	35,175
FedEx Corp.	240.00	01/18/2019	(189)	(4,536,000)	(94)	(67,167)	67,073
First Data Corp.	19.00	01/18/2019	(720)	(1,368,000)	(10,800)	(35,262)	24,462
First Data Corp.	25.00	01/18/2019	(1,150)	(2,875,000)	(2,875)	(82,644)	79,769
Freeport-McMoRan Inc.	13.00	01/18/2019	(1,644)	(2,137,200)	(2,466)	(85,825)	83,359
Freeport-McMoRan Inc.	16.00	01/18/2019	(1,635)	(2,616,000)	(818)	(88,936)	88,118
General Motors Co.	36.00	01/18/2019	(842)	(3,031,200)	(27,365)	(97,549)	70,184
General Motors Co.	37.00	01/18/2019	(450)	(1,665,000)	(8,550)	(47,121)	38,571
Gilead Sciences Inc.	70.00	01/18/2019	(287)	(2,009,000)	(4,305)	(37,707)	33,402
Gilead Sciences Inc.	72.50	01/18/2019	(14)	(101,500)	(77)	(1,497)	1,420
JM Smucker Co./The	110.00	01/18/2019	(354)	(3,894,000)	(885)	(99,415)	98,530
JPMorgan Chase & Co.	120.00	01/18/2019	(430)	(5,160,000)	(645)	(131,293)	130,648
Medtronic PLC	97.50	01/18/2019	(215)	(2,096,250)	(5,483)	(42,947)	37,464
Medtronic PLC	100.00	01/18/2019	(250)	(2,500,000)	(2,500)	(82,288)	79,788
Microsoft Corp.	115.00	01/18/2019	(335)	(3,852,500)	(2,513)	(95,476)	92,963
Microsoft Corp.	120.00	01/18/2019	(185)	(2,220,000)	(277)	(56,103)	55,826
Newmont Mining Corp.	34.00	01/18/2019	(549)	(1,866,600)	(73,566)	(60,530)	(13,036)
Newmont Mining Corp.	35.00	01/18/2019	(1,113)	(3,895,500)	(90,153)	(72,083)	(18,070)
Northern Trust Corp.	100.00	01/18/2019	(265)	(2,650,000)	(663)	(46,808)	46,145
Northern Trust Corp.	90.00	02/15/2019	(89)	(801,000)	(12,460)	(14,593)	2,133
PepsiCo Inc.	115.00	03/15/2019	(200)	(2,300,000)	(51,700)	(69,342)	17,642
QUALCOMM Inc.	67.50	01/18/2019	(706)	(4,765,500)	(5,295)	(174,596)	169,301
Range Resources Corp.	19.00	01/18/2019	(710)	(1,349,000)	(1,775)	(56,534)	54,759
See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - concluded | December 31, 2018

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
Regions Financial Corp.	$ 18.00	01/18/2019	(838)	$(1,508,400)	$ (1,676)	$ (46,517)	$ 44,841
Regions Financial Corp.	14.00	02/15/2019	(1,624)	(2,273,600)	(80,388)	(67,667)	(12,721)
Sempra Energy	120.00	01/18/2019	(398)	(4,776,000)	(4,975)	(85,981)	81,006
Steel Dynamics Inc.	44.00	01/18/2019	(500)	(2,200,000)	(1,250)	(74,482)	73,232
Steel Dynamics Inc.	47.00	01/18/2019	(250)	(1,175,000)	(625)	(54,741)	54,116
Steel Dynamics Inc.	33.00	03/15/2019	(260)	(858,000)	(25,350)	(30,408)	5,058
T-Mobile U.S. Inc.	67.50	01/18/2019	(69)	(465,750)	(2,898)	(19,923)	17,025
T-Mobile U.S. Inc.	72.50	01/18/2019	(490)	(3,552,500)	(3,675)	(117,514)	113,839
Transocean Ltd.	11.00	01/18/2019	(117)	(128,700)	(117)	(4,843)	4,726
VanEck Vectors Gold Miners ETF	22.00	02/15/2019	(700)	(1,540,000)	(43,400)	(42,388)	(1,012)
Xilinx Inc.	77.50	01/18/2019	(488)	(3,782,000)	(407,480)	(182,132)	(225,348)
Xilinx Inc.	82.50	01/18/2019	(109)	(899,250)	(50,140)	(37,255)	(12,885)
Total Options Written, at Value					$(1,582,279)	$(3,780,995)	$2,198,716

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2018
Statement of Assets and Liabilities as of December 31, 2018

Assets:
Investments in unaffiliated securities, at fair value†	$146,379,833
Receivables:
Dividends and Interest	183,414
Total assets	146,563,247
Liabilities:
Payables:
Management fees	102,927
Service agreement fees	33,451
Dividends	46,265
Accrued expenses and other payables	112,000
Options written, at value (premium received $3,780,995) (Note 7)	1,582,279
Total liabilities	1,876,922
Net Assets	$144,686,325
Net Assets consist of:
Common Stock/Shares:
Par value ($0.001 per common stock and $0.000001 per share, respectively)	$ 20,947
Paid-in capital in excess of par	185,489,330
Accumulated distributable earnings (loss)	(40,823,952)
Net Assets	$144,686,325
Capital Shares Issued and Outstanding (Note 8)	20,946,924
Net Asset Value per share	$ 6.91
† Cost of Investments in unaffiliated securities	$188,436,645

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2018
Statement of Operations For the Year Ended December 31, 2018

Investment Income:
Interest	$ 424,957
Dividends
Unaffiliated issuers	2,703,540
Less: Foreign taxes withheld/reclaimed	(12,004)
Income from securities lending	196
Total investment income	3,116,689
Expenses (Note 3):
Management fees	1,301,188
Service agreement fees	422,886
Other expenses	172,804
Total expenses	1,896,878
Net Investment income	1,219,811
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	3,631,240
Options written	6,160,820
Unaffiliated issuers	26,370
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options purchased	(45,006)
Options written	6,236,445
Unaffiliated issuers	(33,177,284)
Net Realized and Unrealized Loss on Investments	(17,167,415)
Net Decrease in Net Assets from Operations	$(15,947,604)

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2018
Statement of Changes in Net Assets

	Year Ended December 31,
	2018	2017
Net Assets at beginning of period	$159,377,168	$162,087,278
Increase (decrease) in net assets from operations:
Net investment income	1,219,811	1,816,483
Net realized gain	9,818,430	11,829,086
Net change in unrealized appreciation (depreciation)	(26,985,845)	(2,482,414)
Net increase (decrease) in net assets from operations	(15,947,604)	11,163,155
Distributions to shareholders from:
Net investment income and capital gains	–	(10,572,489)
Return of capital	(4,160,028)	(3,300,776)
Accumulated earnings (combined net investment income and net realized gains)*	(10,015,367)
Total distributions	(14,175,395)	(13,873,265)
Capital Stock transactions:
Shares sold	–	–
Shares sold or reorganization	70,662,213	–
Shares redeemed	(55,230,057)	–
Net investment from capital stock transactions	15,432,156	–
Total decrease in net assets	(14,690,843)	(2,710,110)
Net Assets at end of period	$144,686,325	$159,377,168
Capital Share transactions:
Shares sold	8,660,809	–
Shares redeemed	(6,982,308)	–
Net increase from capital stock transactions	1,678,501	–

*Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See Note 2 in Notes to Financial Statements for more information regarding new SEC rules update.

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2018
Financial Highlights for a Share of
Beneficial Interest Outstanding

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	8.27	8.41	8.48	9.28	9.41
Income from Investment Operations:
Net investment income (loss)	0.10	0.09	0.03[1]	0.04[1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	(0.74)	0.49	0.62	(0.12)	0.61
Total from investment operations	(0.64)	0.58	0.65	(0.08)	0.59
Less Distributions From:
Net investment income and capital gains	(0.51)	(0.55)	(0.46)	(0.70)	(0.72)
Return of capital	(0.21)	(0.17)	(0.26)	(0.02)	–
Total distributions	(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Net increase (decrease) in net asset value	(1.36)	(0.14)	(0.07)	(0.80)	(0.13)
Net Asset Value at end of period	$6.91	$8.27	$8.41	$8.48	$9.28
Market Value at end of period	$6.16	$7.72	$7.70	$7.38	$8.14
Total Return
Net asset value (%)	(8.37)	7.14	7.92	(0.91)	6.41
Market value (%)[2]	(11.79)	9.77	14.51	(0.48)	8.50
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$144,686	$159,377	$162,087	$163,366	$178,780
Ratios of expenses to average net assets (%)	1.17[3]	1.13[3]	1.06	1.06	1.06
Ratio of net investment income (loss) to average net assets (%)	0.75	1.13	0.38	0.41	(0.17)
Portfolio turnover (%)	114	152	134	125	131

1Based on average shares outstanding during the year.
2Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
3Includes Board approved extraordinary expenses related to special and annual meetings that took place during the year. See Note 3.

See accompanying Notes to Financial Statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2018
Notes to Financial Statements
1. ORGANIZATION
Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, (“1940 Act”), as amended, and the Securities Act of 1933, as amended.
The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.
The Madison Strategic Sector Premium Fund (“MSP”) and the Fund, each a closed-end fund managed by the Adviser, announced that the merger of MSP with and into the Fund (the “Merger”) was completed prior to the opening of the New York Stock Exchange (“NYSE”) on October 8, 2018. See Note 10 for details regarding the Merger.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation. Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”), and options, which are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their net asset value (“NAV”). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.
At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.
Fair Value Measurement: The Fund has adopted FASB applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2018
for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2018, maximized the use of observable inputs and minimized the use of unobservable inputs.
There were no transfers between classifications levels during the year ended December 31, 2018. As of and during the year ended December 31, 2018, the Fund did not hold securities deemed as a Level 3.
The following is a summary of the inputs used as of December 31, 2018, in valuing the Fund’s investments carried at fair value:

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 12/31/18
Assets:[1]
Common Stocks	$133,275,521	$ –	$ –	$133,275,521
Exchange Traded Funds	6,049,374	–	–	6,049,374
Short-Term Investments	7,054,938	–	–	7,054,938
	$146,379,833	$ –	$ –	$146,379,833
Liabilities:[1]
Options Written	$ 1,582,279	$ –	$ –	$ 1,582,279
1Please see the Portfolio of Investments for a listing of all securities within each category.
Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2018
The following table presents the types of derivatives in the Fund by location as presented on the Statements of Assets and Liabilities as of December 31, 2018.

Liability Derivatives
Underlying Risk	Statement of Assets and Liabilities Location	Fair Value
Equity	Options written, at Value	$1,582,279

The following table presents the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Statement of Operations	Underlying Risk	Realized Gain on Derivatives:	Change in Unrealized Appreciation (Depreciation) on Derivatives
Options Purchased	Equity	$3,631,240	$ (45,006)
Options Written	Equity	6,160,820	6,236,445
		$9,792,060	$6,191,439

The average volume (based on the open positions at each month-end) of derivative activity during the year ended December 31, 2018.

	Options Purchased Contracts(1)	Options Written Contracts(1)
Madison Covered Call & Equity Strategy Fund	25	23,449
(1) Number of Contracts
Investment Transactions and Investment Income. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
Distributions to Shareholders. The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles (“GAAP”). These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders. The character of the distributions are determined annually in accordance with federal income tax regulations.
Recently Issued Accounting Pronouncements. In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is still evaluating the impacts this ASU will have on financial statements.
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. At this time, management is still evaluating the impacts this ASU will have on financial statements.
In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain financial statement disclosure requirements to conform them to GAAP for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The Fund’s adoption of these amendments, effective with the

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2018
financial statement prepared as of December 31, 2018, required modified disclosures reflected herein, but had no effect on the Fund‘s net assets or results of operations.
Effective as of the date hereof, to seek to offset some of the risk of a larger potential decline in an individual holding due to a short term company specific event, the Fund may, to a limited extent (not more than 2% of its total assets) purchase put options or individual equity holdings. As a result of the foregoing, the Prospectus and Statement of Additional Information are changed to include the above.
3. ADVISORY, SERVICES AND OTHER EXPENSES
Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and interested trustees of the Fund and its affiliates. For these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily net assets.
Under a separate Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: compliance services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the services of independent Trustees of the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s average daily net assets. Not included in this fee and, therefore, the responsibility of the Fund are “excluded expenses” and “transitional expenses.” Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs, overdrafts or taxes the Fund may owe, etc.); and (iii) the costs associated with investment by the Trust in other investment companies (i.e., acquired fund fees and expenses). The Board approved for the Fund to pay for any extraordinary expenses related to this year’s annual meeting and tender offer costs. For fiscal year-end December 31, 2018, the Fund incurred $172,722 of extraordinary expenses, which are reflected as “Other expenses” in the Statement of Operations.
Certain officers and Trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or Trustees who are officers, directors and/or employees of the Adviser or its affiliates. The fees for the independent Trustees are paid out of the Services Agreement fee and totaled $36,000 for the year ended December 31, 2018.
4. SECURITIES LENDING
The Board of Trustees has authorized the Fund to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Fund’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the Fund may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of the domestic securities and 105% of non-domestic securities. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is loss associated

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2018
with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Fund does not have a master netting agreement.
As of December 31, 2018, the Fund did not have any securities on loan to broker/dealers.
5. FEDERAL INCOME TAX INFORMATION
No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.
Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2018, accumulated net investment loss of $12,955,584, and accumulated net realized gain of $9,068,954 were reclassified into the paid in capital account of the Fund, to reflect permanent book and tax differences relating to distribution re-designations.
For federal income tax purposes, the Fund generated no capital loss carryforwards (“CLCF”) during 2018. The Fund has no remaining CLCF that can be used to offset future capital gains.
At December 31, 2018, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for the fund were as follows:

Cost	$189,401,756
Gross appreciation	3,775,652
Gross depreciation	(44,598,859)
Net depreciation	$(40,823,207)
Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.
For the years ended December 31, 2018, and 2017, the tax character of distributions paid to shareholders was $10,015,367 ordinary income and $4,160,028 return of capital for 2018 and $10,572,489 ordinary income and $3,300,776 return of capital for 2017.
As of December 31, 2018, the Fund had no distributable earnings on a tax basis.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2018
6. INVESTMENT TRANSACTIONS
During the year ended December 31, 2018, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $161,022,554 and $196,025,295, respectively. No long-term U.S. Government securities were purchased or sold during the year.
7. COVERED CALL AND PUT OPTIONS
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).
The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.
When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
8. CAPITAL
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 20,946,924 shares issued and outstanding as of December 31, 2018. In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the year ended December 31, 2018 and 2017, respectively.
On October 10, 2018, the Fund commenced a tender offer for up to 6,982,308 of the Fund’s issued and outstanding common shares of beneficial interest (the “Shares”) at a price per share equal to 99.5% of the NAV of the shares as of the close of ordinary trading on the NYSE on November 7, 2018.
More than 6,982,308 of the Fund’s Shares were tendered and not withdrawn, therefore any purchases were made on a pro rata basis. The tender offer was made on the terms and subject to the conditions set forth in the Offer to Purchase dated October 10, 2018 and to the Fund’s tender offer statement on Schedule TO filed with the Securities and Exchange Commission. The shares tendered were retired prior to December 31, 2018.
9. INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2018
10. FUND MERGER
On September 28, 2018 at a special meeting of shareholders of the Madison Strategic Sector Premium Fund (“MSP”) and the annual meeting of shareholders of the Fund, an Agreement and Plan of Merger (the “Merger”) was approved pursuant to which MSP was merged with and into the Fund after market close October 5, 2018. The Merger was effective with the open of the New York Stock Exchange (“NYSE”) on October 8, 2018.
Every share of MSP held as of the close of trading on October 5, 2018 was exchanged for 1.494 newly issued Fund shares. The exchange ratio was calculated by dividing the Net Asset Value (“NAV”) per share of MSP by the NAV per share of the Fund as of market close October 5, 2018.
The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the reorganization.

	Before Merger		After Merger
	Madison Strategic Sector Premium Fund (MSP)	Madison Covered Call & Equity Strategy Fund (MCN)	Madison Covered Call & Equity Strategy Fund (MCN)
Net Assets	$70,662,213	$157,208,106	$227,870,319
Shares Outstanding	5,798,291	19,268,423	27,929,232
NAV per share	12.19	8.16	8.16
Net unrealized appreciation/(depreciation)	(4,097,125)	(11,031,999)	(15,129,124)
Undistributed net investment income	(4,190,969)	(9,639,678)	(9,639,678)
Accumulated net realized gain/(loss)	2,858,922	8,012,140	8,012,140
11. DISCUSSION OF RISKS
Equity Risk. The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Derivatives Risk. The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact the Fund’s ability to invest in derivatives or other instruments and adversely affect such Fund’s performance and ability to pursue its investment objective.
Option Risk. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2018
When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.
Mid-Cap Company Risk. Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.
Fund Distribution Risk. In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.
Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.
Recent Market Developments Risk. Global and domestic financial markets periodically experience episodes of turmoil. Recently, markets have witnessed mostly growing economic activity in developed countries as expectations for continued economic growth have persisted. However, risks to continued economic growth remain. Long-term effects of the UK withdrawal from the European Union, along with ongoing challenges among weaker EU countries, are among risks to growth and currency market stability. The U.S. Federal Reserve continues to pursue a policy of monetary normalization after many years of highly accommodative monetary conditions in the wake of the financial crisis. Any unforeseen departure from expected economic growth or inflation could result in a meaningful change in Fed policy, possibly destabilizing financial markets. Domestic political and global geopolitical risks remain a flashpoint that could ignite market turmoil. Financial markets have come to expect significant legislative developments in the U.S. in the areas of health care, taxes, and infrastructure spending. Legislative outcomes which depart from expectations could result in increased market volatility. Ongoing fears of terror-

MCN | Madison Covered Call & Equity Strategy Fund | Notes to Financial Statements - continued | December 31, 2018
related attacks in developed markets, and concerns over geopolitical conflict, especially in Southeast Asia, could contribute to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.
Industry Concentration Risk. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Cybersecurity Risk. The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.
Additional Risks. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.
12. SUBSEQUENT EVENTS
Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2018
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Madison Covered Call & Equity Strategy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Madison Covered Call & Equity Strategy Fund (the “Fund”), including the portfolio of investments as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, IL
February 22, 2019
We have served as the auditor of one or more Madison Investment Advisors investment companies since 2009.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2018
Other Information (unaudited)
Federal Income Tax Information. The Fund recognized qualified dividend income of $2,554,687 during the fiscal year ended December 31, 2018. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. For corporate shareholders, 24.38% of the dividends paid by the Fund qualifies for the dividends-received deduction.
Complete information regarding the federal tax status of the distributions received during the calendar year 2018 will be reported in conjunction with Form 1099-DIV.
Results of Shareholder Votes.
Annual Meeting. The Annual Meeting of Shareholders of the Fund was held on September 28, 2018. At this meeting, shareholders of MCN voted on the following proposals: (i) to approve the Agreement and Plan of merger pursuant to which MSP would be merged with and into MCN, (ii) to approve the issuance of additional common shares of MCN in connection with the Merger, (iii) to approve an amendment to clarify the Fund’s industry concentration policy, and (iv) to elect one Class II Trustee to serve until the 2021 Annual Meeting of Shareholders. The number of shares of the Fund as of June 5, 2018, the “record date,” issued and outstanding and entitled to vote at the Annual Meeting of Shareholders was 19,268,423.
Proposal 1: To approve the Merger Agreement and the transactions contemplated therein, including the Merger. Proposal 1 received the requisite votes and was approved. Of the 53.54% of outstanding shares voting, 95.33% (or 51.04% of total outstanding shares) voted in favor of the proposal and 4.67% (or 2.50% of total outstanding shares) voted against or abstained. Shares not voted totaled 46.46%. The proxy vote totals were as follows:

For	Against	Abstain	Not Voted
9,833,606	317,393	164,830	8,952,594
Approval of Proposal 1 required the vote of a majority of the outstanding voting shares of the Fund, as defined under the 1940 Act, which means the vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Abstentions have the effect of a vote against the proposal, but broker non-votes have no effect of on the outcome of the vote on the proposal.
Proposal 2: To approve the issuance of additional common shares of MCN in connection with the Merger. Proposal 2 received the requisite votes and was approved. Of the 53.54% of outstanding shares voting, 93.99% (or 50.32% of total outstanding shares) voted in favor of the proposal and 6.01% (or 3.22% of total outstanding shares) voted against or abstained. Shares not voted totaled 46.46%. The proxy vote totals were as follows:

For	Against	Abstain	Not Voted
9,695,928	447,388	172,513	8,952,594
Approval of Proposal 2 required the affirmative vote of a majority of the shares present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting. Abstentions have the effect of a vote against the proposal, but broker non-votes have no effect on the outcome of the vote on the proposal.

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 2018
Proposal 3: To approve an amendment to clarify the Fund’s industry concentration policy. Proposal 3 received the requisite votes and was approved. Of the 53.54% of outstanding shares voting, 91.01% (or 48.73% of total outstanding shares) voted in favor of the proposal and 8.99% (or 4.81% of total outstanding shares) voted against or abstained. Shares not voted totaled 46.46%. The proxy vote totals were as follows:

For	Against	Abstain	Not Voted
9,388,507	200,555	726,767	8,952,594
Approval of Proposal 3 required the vote of a majority of the outstanding voting shares of the Fund, as defined under the 1940 Act, which means the vote of the lesser of (i) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Abstentions have the effect of a vote against the proposal, but broker non-votes have no effect on the outcome of the vote on the proposal.
Proposal 4. Election of Class II Trustee. Proposal 4 received the requisite votes and was approved. At the Annual Meeting, the holders of 17,894,208 shares (92.87%) were represented in person or by proxy, constituting a quorum. The Class II nominee for Trustee for election by shareholders received the following votes:

Fund’s Nominee	For	Withheld
James R. Imhoff, Jr.	16,823,247	1,070,961
Election of Board Trustee Nominees must be approved by the affirmative vote of a majority of the shares present in person at the Annual Meeting or represented by proxy and entitled to vote as long as a quorum is present. Abstentions (or “votes withheld”) have the same effect as a vote against the proposal, but broker non-votes have no effect on the outcome of the vote on the proposal. The Fund’s incumbent Trustee was re-elected.
Additional Information. Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.
This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.
N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. You may also call the Fund at
800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 2018
Discussion of Contract Renewal Process and Considerations. At an in-person meeting of the Board held on July 26, 2018, the Board of Trustees (the “Board” or “Trustees”) of Madison Covered Call & Equity Strategy Fund (the “Trust” or the “Fund”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and Madison Asset Management, LLC (the “Adviser”).
In determining whether to approve the continuation of the Investment Advisory Agreement (the “Agreement”), the Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Agreement was in the best interests of the Fund and its shareholders. The information provided to the Board included: (1) data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Fund; and (4) information about the Adviser’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement with management and independent legal counsel to the Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Agreement. The Independent Trustees also reviewed the proposed continuation of the Agreement with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser and representatives of the Adviser, which were later discussed with the Independent Trustees at the July 2018 meeting.
In approving the continuance of the Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser to the Fund, including the personnel providing such services; (2) the Adviser’s compensation and profitability; (3) a comparison of fees and performance with comparable funds and accounts; (4) economies of scale; and (5) the terms of the Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser discussed or otherwise presented their ongoing investment philosophies and strategies intended to provide investment performance consistent with the Fund’s investment objectives in a variety of market environments. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Adviser’s history of providing advisory services to its proprietary investment company clients.
The Board also discussed the quality of services provided to the Trust by its transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration to the Trust.
Based on their review of the information provided, the Board determined with respect to the Fund that the nature, extent and quality of services provided by the Adviser to the Fund were satisfactory.
With regard to the investment performance of the Trust and the Adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure the Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to the Fund so that the performance of the Fund

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 2018
could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/portfolio managers to the Fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They took into account that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board also noted that on a quarterly basis, they review detailed information for the Fund, including investment performance results, portfolio composition and investment philosophies, processes and strategies. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the Fund’s strategies and discussed the Fund’s performance in such market environments. In connection with the review of performance, the Board engaged in a robust and comprehensive discussion of market conditions and discussed the reasons for any Fund performance under such conditions. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. The Board also considered that sometimes, the Morningstar categories the Fund falls into do not precisely match the Fund’s investment strategy and philosophy.
Based on their review, the Board determined that, given the totality of the above factors and considerations, the Fund’s overall investment performance had been satisfactory.
With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in the Fund’s peer group with similar investment objectives.
The Board noted that the Adviser or its affiliates, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to the Fund and other clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser may act as either investment adviser or sub-adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser, which are performed for investment company clients but are not typically performed for non-investment company clients.
The Trustees compared the Fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the simple expense structure maintained by the Trust, an advisory fee and a capped administrative “services” expense. The Board reviewed total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

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The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Fund pursuant to its administrative services agreement with the Trust (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of the Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.
In reviewing costs and profits, the Board noted that for some smaller funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as one of a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $16 billion at the time of the meeting. As a result, although the fees paid by an individual fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.
The Board recognized that the obligations, responsibilities and management considerations involved with being an investment adviser to a closed-end fund differ significantly from serving as an investment adviser to an open-end (mutual) fund. As such, the Board focused its attention on the total expense ratios of certain other closed-end funds with similar investment objectives. The Board determined that MCN’s total expense ratio was reasonable based on such comparisons. The Board noted the relatively stable discount to NAV for MCN through the second quarter of 2018 with the discount floating around 7 percent.
Based on the foregoing, the Board concluded that the level of profitability to the Adviser and its affiliates was reasonable in light of the services provided.
With regard to the extent to which economies of scale would be realized as the Fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Advisory and Services Agreements. The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the advisory fee schedules. Based on its review, the Board concluded that the current advisory fee schedules and fee arrangements and waivers (as applicable) were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.
Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser. It was noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser, respectively, and discussed each matter raised.
In considering the renewal of the Fund’s Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding the Fund’s Advisory Agreement, among others: (a) the Adviser demonstrated that it

MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - concluded | December 31, 2018
possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies; (c) the overall investment performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the Fund’s advisory fee is reasonable in light of the services received by the Fund from the Adviser and other factors considered; and (e) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of the Fund. Based on the foregoing conclusions, the Board determined that continuation of the Advisory Agreement with the Adviser was in the best interests of the Fund and its shareholders.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2018
Trustees and Officers
The address of each Trustee and officer of the Fund is 550 Science Drive, Madison, Wisconsin 53711. The Statement of Additional Information, which includes additional information about the Trustees and officers, is available at no cost on the Fund’s website at www.madisonfunds.com or by calling 1-800-877-6089. The term of office of Trustees is indefinite while officers are elected annually.
Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank[1] 1960	President, 2012 - Present
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Vice President, Corporate Management, 2018 - Present; Chief Operating Officer, 2010 - 2017; Executive Committee Member, 2010 - 2018
Madison Asset Management, LLC (“Madison”), Vice President, Corporate Management, 2018 - Present; Chief Operating Officer, 2010 - 2017; Executive Committee Member, 2010 - 2018
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Vice President, Corporate Management, 2018 - Present; Chief Operating Officer, 2010 - 2017; Executive Committee Member, 2010 - 2018
Madison Funds (18) and Ultra Series Fund (14) (mutual funds), President, 2009 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - 2018
Madison Funds (18) and Ultra Series Fund (14), 2009 - Present
Paul A. Lefurgey 1964	Vice President, 2012 - Present
MIH, Madison and MIA, CEO, 2017 - Present; Director of Fixed Income Investments, 2016 - Present; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Chairman - Executive Committee, 2015 - 2017
Madison Funds (18) and Ultra Series Fund (14), Vice President, 2009 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - 2018

N/A
Greg D. Hoppe 1969	Treasurer, 2012 - Present
MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present
 Madison Funds (18) and Ultra Series Fund (14) Treasurer, 2
009 - Present; Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018
N/A
1 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the Adviser.

MCN | Madison Covered Call & Equity Strategy Fund | Trustees and Officers - continued | December 31, 2018

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2012 - Present; Anti-Money Laundering Officer, 2019 - Present
MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present

Madison Funds (18) and Ultra Series Fund (14), Secretary, 1999 - Present, Assistant Treasurer, 1999 - 2007 and 2009 - Present and Anti-Money Laundering Officer, 2019 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 - 2018
N/A
Kevin S. Thompson 1966	Chief Legal Officer and Assistant Secretary, 2017 - Present
MIH, MIA and Madison, Chief Legal Officer and Chief Administrative Officer, 2017 - Present

Madison Funds (18) and Ultra Series Fund (14), Chief Legal Officer and Assistant Secretary, 2017 - Present; Madison Strategic Sector Premium Fund, Chief Legal Officer and Assistant Secretary, 2017 - 2018

CFMG Life Insurance Company, Associate General Counsel, 2012 - 2015; Vice President Wealth Management, 2015 - 2017; President of CBSI 2016 - 2017
N/A
Steve J. Fredricks 1970	Chief Compliance Officer and Assistant Secretary, 2018 - Present
MIH, MIA and Madison, Chief Compliance Officer, 2018 - Present

Madison Funds (18) and Ultra Series Fund (14), Chief Compliance Officer and Assistant Secretary, 2018 - Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer, 2018

Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018
N/A
Trey D. Edgerle 1990	Assistant Secretary, 2017 - Present
Madison Funds (18) and Ultra Series Fund (14), Assistant Secretary,
2017 - Present; Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 - 2018

U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016
N/A

MCN | Madison Covered Call & Equity Strategy Fund | Trustees and Officers - concluded | December 31, 2018
Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships/Trusteeships
James R. Imhoff, Jr. 1944	Trustee, 2004 - Present	First Weber Inc. (real estate brokers), Madison, WI, Chairman, 2017 - Present; Chief Executive Officer, 1996 - 2017	33	Park Bank, 1978 - Present First Weber, Inc., 2017 - Present Madison Funds (18) and Ultra Series Fund (14), 2009 - Present
Steven P. Riege 1954	Trustee, 2015 - Present	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	33	Lange Bros. Woodworking Co., Inc., 2017 - Present Madison Funds (18) and Ultra Series Fund (14), 2005 - Present
Richard E. Struthers 1952	Trustee, 2017 - Present	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012	33	Madison Funds (18) and Ultra Series Fund (14), 2004 - Present
1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this report, the fund complex consists of the Fund, the Madison Funds with 18 portfolios and the Ultra Series Fund with 14 portfolios for a grand total of 33 separate portfolios in the fund complex.

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2018
Dividend Reinvestment Plan
Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all distributions declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all distributions declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Distribution will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

MCN | Madison Covered Call & Equity Strategy Fund | Dividend Reinvestment Plan - concluded | December 31, 2018 There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, Phone Number: 1-781-575-4523.

Board of Trustees
James R. Imhoff, Jr.
Steven P. Riege
Richard E. Struthers

Officers
Katherine L. Frank
President
Paul Lefurgey
Vice President
Greg D. Hoppe
Treasurer
Holly S. Baggot
Secretary, Assistant Treasurer & Anti-Money Laundering Officer
Kevin S. Thompson
Chief Legal Officer & Assistant Secretary
Steve J. Fredricks
Chief Compliance Officer & Assistant Secretary
Trey D. Edgerle
Assistant Secretary

Investment Adviser and Administrator
Madison Asset Management, LLC
550 Science Drive
Madison, WI 53711
Custodian
State Street Bank
Kansas City, Missouri
Transfer Agent
Computershare Investor Services, LLC
Canton, Massachusetts
Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Chicago, Illinois

Question concerning your shares of Madison Covered Call & Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233
This report is sent to shareholders of Madison Covered Call & Equity Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195 and is available on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
In August 2018, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Item 2. Code of Ethics.

(a) The Madison Covered Call & Equity Strategy Fund (hereinafter referred to either as the "Trust" or the "Fund") has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was adopted effective January 1, 2013.

(c) During the period covered by this report, registrant did not make any substantive amendments to the Code.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Trust at 800-767-0300 and requesting a copy of the "Madison Covered Call & Equity Strategy Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2018, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Fund independent Trustees who so qualify to serve in that capacity.

Item 4.  Principal Accountant Fees and Services.

(a). Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 and $12,000 for the fiscal years ended December 31, 2018, and December 31, 2017, respectively.  The registrant is affiliated with the Madison Funds, the Ultra Series Fund and the Madison Strategic Sector Premium Fund, which merged into MCN during the year (all affiliated investment companies together, the “Affiliated Funds”) which paid the registrant's principal accountant an additional $438,000 and $438,000, respectively, for audit services provided to such funds for such periods.

(b) Audit-Related Fees: Not applicable.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $4,092 (budgeted) and $3,935 for the fiscal years ended December 31, 2018, and December 31, 2017, respectively.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the committee include all the disinterested Trustees of the registrant, namely, Richard Struthers, James Imhoff and Steve Riege.

(b) Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities.  Because we manage portfolios for clients in addition to the registrant, the policies and procedures are not specific to the registrant except as indicated.

MADISON ASSET MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES

When you give Madison authority to vote proxies for securities held in your account, we do not assume the role of an active shareholder. Rather, if we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.
Nevertheless, our goal and intent is to vote all proxies in our clients’ best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client’s best interests, then we must vote against the Board’s recommendation.
We will vote against the Board of Directors recommendation if the Board recommends an action that could dilute or otherwise diminish the value of your position. This may occur if we are unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal. This may also occur if the action would cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market. We may vote in a manner that could diminish the value of your position in the short-term if we believe it will increase the value in the long-term and we are holding the security in your portfolio for the long-term.
Addressing Conflicts of Interest
In the unlikely event that we are required to vote a proxy that could result in a conflict between your best interests and the interests of our firm, we may alert you or your representative in advance to obtain your consent or direction on how to vote a proxy under such circumstances. In general, however, in the event of a conflict, we will seek the advice of a knowledgeable, independent third party as to how to vote.
Voting Proxies of Securities No Longer Owned
We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates. In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote. Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.
Special Considerations for Sub-Advised Funds
The proxy voting policy and procedures of the Madison Funds reflect the policies and procedures of the investment adviser, Madison, and are incorporated into the Madison organization’s written compliance and procedures manual. In addition, Madison Funds’ policies incorporate the proxy voting policies and procedures of Madison’s current subadvisers: Lazard Asset Management LLC and Wellington Management Company, LLP.
With respect to the proxy voting function relative to Madison Funds, the Board of Trustees has delegated this function to Madison. In general, with respect to proxies to be voted on behalf of the Madison Funds sub-advised funds, or portions of such funds, Madison currently intends to delegate its voting responsibilities hereunder, such that that the respective subadvisers of such funds, or portions of such funds, will vote such proxies in accordance with their own proxy voting policies and procedures. Notwithstanding the foregoing, Madison reserves the right at any time to reassume the responsibility of voting proxies relative to one or more of the sub-advised portfolios of Madison Funds. Madison currently intends to monitor, by requesting periodic certifications from each of the subadvisers, the voting of each of the subadvisers to confirm consistency with each such subadviser’s proxy voting policies and procedures and to seek assurance that conflicts of interest have been adequately monitored and resolved. Madison will use reasonable efforts to ensure that Board of Trustees is timely notified of any material changes to the proxy voting policies and procedures of each of the subadvisers as the relevant subadvisers have specifically brought to the attention of Madison, if, in Madison’s judgment, such notification is necessary for the Board’s fulfillment of its responsibilities hereunder.
Madison recognizes that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more subadvisers (e.g., when more than one fund, or two managed portions of the same fund, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant proxy voting policies will result in proxies being voted inconsistently. It is Madison’s position that such circumstances will not be deemed to suggest improper action on the part of any subadviser, and that neither Madison nor Madison Funds nor Ultra Series Fund will be required to take any action with respect to such instances, in the absence of other compelling factors that would necessitate such action.
Special Considerations for Securities on Loan

The funds may loan securities from time to time under the funds’ securities lending program. Pursuant to such program, Madison will call back securities on loan in the event there is a vote on a material matter (e.g., merger) so that those securities can voted.
Special Considerations for International Securities
Certain foreign companies may impose restrictions on transfer, exchange or other matters in connection with shareholder voting. As a result, there may be instances when we will not vote a proxy of a foreign or international security because doing so might adversely affect our client’s rights relating to the security, including our ability to sell the securities for a specific time period.
Additional Recordkeeping Rules Related to Proxy Voting
We must keep any written documents (including email) we prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for our decision). We need not keep a copy of the actual proxy statements we received if they are available on the SEC’s EDGAR database.
We must keep in the applicable client file records of written client requests for proxy voting information. We must, of course, also keep a copy in the client file of any of our written responses to clients who asked for such information either in writing or orally.
We retained the services of ProxyEdge to maintain the records of the proxy votes we cast on behalf of clients. To the extent we vote any proxies outside of this service, then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.
February 2019
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Ray Di Bernardo, CFA is the lead Portfolio Manager for Madison's Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Ray has more than 25 years of equity management experience and is jointly responsible for the day to day management of the registrant. Prior to joining Madison in 2003 he was an equity analyst at Concord Trust in Chicago, and before that, an equity analyst and co-manager of international and emerging market portfolios at a Toronto-based international equity firm. Ray holds a BA from the University of Western Ontario.

Drew Justman, CFA serves as a Portfolio Manager on Madison’s Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Drew is jointly responsible for day to day management of the registrant. Prior to joining Madison, he worked with Merrill Lynch. Drew holds a BBA in Finance and Economics and an MS in Finance from the University of Wisconsin. He also graduated from the Applied Security Analysis Program.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts:

 Ray Di Bernardo:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	1	$125,263,829	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$3,752,288	0	$0
 1 Numbers are approximate.

Drew Justman:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	7	$871,465,591	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	74	$233,974,264	0	$0

Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts: None identified.

(a) (3) Compensation.

The adviser believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm. As such, portfolio managers receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below). The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. The adviser believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy. Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods (measured on a pre-tax basis). Incentive compensation earned is paid out over a two year period, so that if a portfolio manager leaves the employ of the Madison organization, he or she forfeits a percentage of his or her incentive compensation. The purpose of this structured payout is to aid in the retention of investment personnel. All incentive compensation must be approved by the compensation committee.

The incentive compensation pool shared by the members of the firm’s equity management team is based on the performance of the firm’s various equity composites measured against the appropriate index benchmarks. All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter). Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2018, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Ray Di Bernardo	Madison Covered Call & Equity Strategy Fund	None
Drew Justman	Madison Covered Call & Equity Strategy Fund	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/2018 - 7/31/2018	0	-	0	0
8/1/2018 - 8/31/2018	0	-	0	0
9/1/2018 - 9/30/2018	0	-	0	0
10/1/2018 - 10/31/2018	0	-	0	0
11/1/2018 - 11/30/2018(1)	6,982,308	$7.91	6,982,308	0
12/1/2018 - 12/31/2018	0	-	0	0
Total	6,982,308	$7.91	6,982,308	0
(1)On October 10, 2018, the Fund commenced a tender offer for up to 6,982,308 of the Fund’s issued and outstanding common shares of beneficial interest (the “Shares”) at a price per share equal to 99.5% of the NAV of the shares as of the close of ordinary trading on the NYSE on November 7, 2018. More than 6,982,308 of the Fund’s Shares were tendered and not withdrawn, therefore any purchases were made on a pro rata basis.

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) State Street serves as securities lending agent for the fund and in that role administers the fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and State Street (the "Securities Lending Agreement").

State Street is compensated for services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each fund earned and the fees and compensation it paid to State Street as securities lending agent in connection with its securities lending activities during the fiscal year ended December 31, 2018.

FUND	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for Cash Collateral Management Services	Rebate (paid to borrower)	Aggregate Fees/Compensation Paid by the Fund for Securities Lending Activity	Net Income to the Fund from Securities Lending Activities
Madison Covered Call & Equity Strategy Fund	$1,899.66	$127.52	$31.47	$1,443.21	$1,602.20	$297.46
The fund does not pay separate indemnification fees, administration fees, or other fees not reflected above.

Item 13. Exhibits.

(a)    (1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act. - Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)     Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act. - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Covered Call & Equity Strategy Fund

/s/ Kevin S. Thompson
Kevin S. Thompson, Chief Legal Officer

Date: March 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank
Katherine L. Frank, Principal Executive Officer

Date: March 5, 2019

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer

Date: March 5, 2019